UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 18, 2005
Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50350 (Commission File Number)	77-0419172 (I.R.S. Employer Identification Number)

4500 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices)

(408) 907-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Results of Operations and Financial Condition.

     On May 18, 2005, NETGEAR, Inc. issued a press release announcing the reelection of Messrs. Ralph E. Faison, A. Timothy Godwin, Linwood A. Lacy, Jr., Patrick C. S. Lo, Gerald A. Poch and Gregory J. Rossmann to its Board of Directors at NETGEAR’s 2005 Annual Meeting of Stockholders, and the departure of Mr. Stephen D. Royer, who did not stand for reelection, from its Board. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is furnished herewith:

99.1	Press Release, dated May 18, 2005, of NETGEAR, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005

NETGEAR, Inc.
By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated May 18, 2005, of NETGEAR, Inc.